UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PARKWAY, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be held on May 23, 2017, for Parkway, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/PKY. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange
Commission rules, proxy materials do not have to
be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2017 Annual Meeting and need YOUR participation.
If you want to receive a paper or e-mail copy of
the proxy materials, you must request one.
There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 12, 2017.

For a Convenient Way to VIEW Proxy Materials go to: www.proxydocs.com/PKY – and – For a Convenient Way to VOTE Online go to: www.proxypush.com/PKY

Proxy Materials Available to View or Receive:

1. Proxy Statement    2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/PKY	TELEPHONE (866) 648-8133	*E-MAIL paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.	*	If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Parkway, Inc. Notice of Annual Meeting
Date:	Tuesday, May 23, 2017
Time:	2:00 P.M. (CST)
Place:	5847 San Felipe Street, Houston, Texas 77057

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” each of the following nominees for director.

1.	Election of Directors

Nominees	01 Avi Banyasz	03 James R. Heistand	05 Craig B. Jones	07 James A. Thomas
	02 James H. Hance, Jr.	04 Frank J. “Tripp” Johnson, III	06 R. Dary Stone

The Board of Directors recommends that you vote “FOR” each of the following proposals.

2.	Approval of 2017 Employee Stock Purchase Plan.

3.	Approval of the material terms of payment of performance-based compensation under the 2016 Omnibus Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

4.	Advisory vote to ratify the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the 2017 fiscal year.